SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   JULY 15, 2002
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.                            PAGE
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           Exhibits

99.1       Media release, dated July 15, 2002.

The full text of the Media Release is attached to this report as Exhibit 99.1.

ITEM 9.    REGULATION FD DISCLOSURE.
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On July 15, 2002, NTL Incorporated announced that it had obtained Court approval for the Company's Disclosure Statement, and that September 5, 2002, has been set as the date for the Company's confirmation hearing.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NTL INCORPORATED
                                  (Registrant)


                                  By: /s/  Richard J. Lubasch
                                     ---------------------------------
                                  Name:  Richard J. Lubasch
                                  Title: Executive Vice President -
                                         General Counsel

Dated: July 16, 2002

                                 EXHIBIT INDEX
                                 -------------

Exhibit
-------

99.1    Media release, dated July 15, 2002

                                                                  Exhibit 99.1
NTL LOGO

Media Release


              NTL ANNOUNCES COURT APPROVAL OF DISCLOSURE STATEMENT
                          AND CONFIRMATION HEARING DATE


New York, July 15, 2002 - NTL Incorporated (OTC BB: NTLD; NASDAQ Europe: NTLI), announced today that it had obtained Court approval for the Company's Disclosure Statement, and that September 5, 2002 has been set as the date for the hearing to consider confirmation of the pre-negotiated plan. If confirmed on September 5, the Company's reorganization plan could be consummated shortly thereafter.

Commenting on the Court's approval, the Company's President and CEO, Barclay Knapp, said "The Court's approval is another successful step forward in our recapitalization plan. With the scheduling of this date for the confirmation hearing, we are fully on track to conclude our recapitalization process."

More on NTL:

o On May 2, 2002, NTL announced that the Company, a steering committee of its lending banks and an unofficial committee of its public bondholders had reached an agreement in principle on implementing a recapitalization plan. The members of the bondholder committee held in the aggregate over 50% of the face value of NTL and its subsidiaries' public bonds. In addition, France Telecom and another holder of the Company's preferred stock have also agreed to the plan of reorganization.

o On May 8, 2002, NTL and certain of its subsidiaries filed a Chapter 11 "prearranged" plan of reorganization under US law.

o On May 24, NTL filed an amended plan of reorganization and a disclosure statement.

o On June 21, 2002, an official committee of creditors, comprised of the members of the unofficial committee of public bondholders and three additional members, was appointed by the United States Trustee to oversee the Chapter 11 cases.

o On July 2, 2002, the Court in which the Company's Chapter 11 cases are pending approved a $630 million credit facility for the Company including $500 million in new financing.

o NTL offers a wide range of communications services to homes and business customers throughout the UK, Ireland, Switzerland, France, Germany and Sweden.

      SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM
                                  ACT OF 1995:

Certain statements contained herein constitute forward- looking statements as that term is defined under the Private Securities Litigation Reform Act of 1995. When used herein, the words, believe, will, expects and similar expressions identify such forward looking statements. Such forward-looking statements involve known and unknown risks (including but not limited to the risks described in the Company's annual report on Form 10- K for the year ended December 31, 2001 and the Quarterly Report on Form 10-Q for the period ended March 31, 2002), uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by such forward looking statements. We assume no obligation to update the forward-looking statements contained herein to reflect actual results, changes in assumptions or changes in factors affecting such statements.

Copies of a prospectus under the UK Public Offers of Securities Regulations 1995 in relation to the proposed issue of shares of common stock and warrants by NTL UK and Ireland under the plan of reorganization will be published in due course and will be available following publication free of charge at NTL's offices at Bartley Wood Business Park, Hook, Hampshire RG27 9UP, UK, during normal business hours on any weekday (excluding Saturdays and public holidays) for so long as the rights offering comprised in the plan remains open for acceptance.

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    CONTACT: U.S.
             Media -
             Brunswick Group
             Steve Lipin
             212-333-3810
             917-853-0848
             or
             Analysts -
             Tamar Gerber
             212-906-8451
             or
             U.K
             Media -
             Alison Kirkwood
             44-1256-752662
             44-7788-186154
             Buchanan Communications
             Richard Oldworth,
             44-207-466-5000
             or
             Analysts -
             Virginia McMullan
             44-207-909-2144